Exhibit 10.29

AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT

This Amendment No. 2 to Amended and Restated Fee and Reimbursement Agreement (“Amendment”) is entered into as of April 7, 2014 by Freshpet, Inc., a Delaware corporation (formerly known as Professor Connor’s, Inc.) (the “Company”) and each of the other parties hereto. Capitalized terms used in this Amendment without separate definition shall have the respective meanings assigned to them in the Amended Fee Agreement (as defined below).

R E C I T A L S

A. WHEREAS, on April 15, 2013 the Original Credit Agreement was amended and restated to provide that the lenders increased the revolving loan facility to a maximum amount of $60 million (as amended, restated, supplemented, refinanced, replaced or otherwise modified and in effect from time to time, the “Credit Agreement”).

B. WHEREAS, to induce OneWest to enter into the Credit Agreement, MidOcean, certain of the FPI Guarantors and each of the Other Guarantors entered into (i) in the case of MidOcean, a First Amendment to the Equity Contribution Agreement and (ii) in the case of the FPI Guarantors and the Other Guarantors, an Amendment to Guarantee and Reaffirmation to reconfirm the Original Guarantee of such Person and increase the amount of such Person’s guarantee to reflect the increase in the Company’s maximum borrowing from $45 million to $60 million (the Original Guarantees, as amended, the “Guarantees”), each in an amount not to exceed the amount set forth under the heading “Amended Guarantee Amount” on Annex 1 hereto.

C. WHEREAS, in connection with entering into the Guarantors, the Guarantors and the Company entered into an Amended and Restated Fee and Reimbursement Agreement dated as of April 15, 2013 (the “Amended Fee Agreement”);

D. WHEREAS, the Company now desire to enter into the Fourth Amendment to the Credit Agreement (the “Fourth Amended Credit Agreement”) to increase the revolving loan facility to the maximum principal amount of $70 million;

E. WHEREAS, the parties hereto now desire to amend further Annex 1 to the Amended Fee Agreement to reflect the liability among each of such Guarantors under the Credit Agreement; it being understood and agreed that the rights and obligations of any Guarantor not a party to this Amendment shall not be modified by this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the following covenants and agreements the parties hereby agree as follows:

1. Fee. The parties hereto agree that Total Obligations will be calculated as follows: (x) the Initial Guarantee Amount from and after the date that such Guarantor entered into the Guarantee through the date ending April 14, 2013 and (y) the Amended Guarantee Amount beginning on April 15, 2013, as adjusted effective September 30, 2013 to give effect to the Second Amended Guarantee Amount, through the date ending the day prior to the effective date of the Fourth Amended Credit Amendment and (z) the Third Amended Guarantee Amount

beginning as of the effective date of the Fourth Amended Credit Agreement; provided, that the Total Obligations with respect to each Guarantor as of any date of determination in which there has been a reduction or termination of the obligation of such Guarantor hereunder shall be the weighted average of the amounts set forth opposite such Guarantor’s name based on the number of days elapsed in such quarter (or portion thereof) prior to and after the amendment of Annex I to reflect such reduction or termination of the obligations of such Guarantor hereunder.

2. Amendment to Annex 1. Annex 1 to the Amended Fee Agreement hereby is amended by modifying the Guarantee Amount for the parties identified on the Amendment to Annex I; it being agreed that the Guarantee Amount of any other Guarantor shall be unaffected by such amendment.

3. Effect of Amendment. The parties hereto agree that except as otherwise set forth herein, all terms of the Amended Fee Agreement shall remain in full force and effect. In the event of any inconsistency or conflict between the Amended Fee Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

4. Entire Agreement. This Amendment and the Amended Fee Agreement, including the Exhibits, Schedules and other documents referred to therein which form a part thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. From and after the execution of a counterpart hereof by the parties hereto, any reference to the Amended Fee Agreement shall be deemed to be a reference to the Amended Fee Agreement as amended hereby.

5. Governing Law. The interpretation and construction of this Amendment and all matters relating hereto, shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York, without giving effect to any conflict of law provisions thereof.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one instrument. Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 1 to Amended and Restated Fee and Reimbursement Agreement as of the date first written above.

FRESHPET, INC.

By:	/s/ Richard Kassar
Name:	Richard Kassar
Title:	President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MIDOCEAN PARTNERS III, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

MIDOCEAN PARTNERS III-A, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

MIDOCEAN PARTNERS III-D, L.P.

By:	MidOcean Associates, for and on behalf of its Segregated Portfolio, MidOcean Partners Segregated Portfolio III

By:	/s/ Andrew Spring
Name:	Andrew Spring
Title:	Managing Director

Address:

320 Park Avenue, 16th Floor New York, NY 10022 Attn: Jonathan Marlow

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD KASSAR

/s/ Richard Kassar
Richard Kassar

Address:

200 East End Avenue, Apt. 4F
New York, NY 10128

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD C. THOMPSON

/s/ Richard C. Thompson
Richard C. Thompson

Address:

288 Halsey Neck Lane
Southampton, NY 11968

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RICHARD AND SUZANNE KAYNE LIVING TRUST U/T/D 1/14/99

Richard and Suzanne Kayne Living Trust u/t/d 1/14/99

By:	/s/ Richard A. Kayne
Richard A. Kayne, Trustee

By:	/s/ Suzanne L. Kayne
Suzanne L. Kayne, Trustee

Address:

1800 Avenue of The Stars
3rd Floor
Los Angeles, CA 90067

FOR PURPOSES OF SECTION 5 OF THE AMENDED FEE AGREEMENT:

RICHARD A. KAYNE

/s/ Richard A. Kayne
Richard A. Kayne

Address:

1800 Avenue of The Stars
3rd Floor
Los Angeles, CA 90067

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

NORRIS TRUST DTD 6/18/02

By:	/s/ Charles A. Norris
Charles A. Norris, Trustee

By:	/s/ Margaret T. Norris
Margaret T. Norris, Trustee

Address:

481 Denslow Avenue Los Angeles, CA 90049

FOR PURPOSES OF SECTION 4 OF THE AMENDED FEE AGREEMENT:

FRESHPET INVESTORS, LLC

By:	/s/ Charles Norris
Name:	Charles Norris
Title:

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MICHAEL TARGOFF

/s/ Michael Targoff
Michael Targoff

Address:

888 Seventh Ave., 40th Fl
New York, NY 10106

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

ARMSTRONG TRUST UNDER AGREEMENT DATED SEPTEMBER 14, 2000

Armstrong Trust Under Agreement Dated September 14, 2000

/s/ William A. Armstrong
William A. Armstrong, as Trustee

/s/ Marilyne Armstrong
Marilyne Armstrong, as Trustee

Address:

964 Stow Lane
Lafayette, CA 94549

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DAVID J. SHLADOVSKY

/s/ David J. Shladovsky
David J. Shladovsky

Address:

788 Brooktree Road
Pacific Palisades, CA 90272

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MOHN FAMILY TRUST

Mohn Family Trust

By:	/s/ Jarl Mohn
Jarl Mohn, Trustee

By:	/s/ Pamela Mohn
Pamela Mohn, Trustee

Address:

100 Wilshire
Suite 1830
Santa Monica, CA 90401

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JAMES STERN

/s/ James Stern
James Stern

Address:

38 Taylor Lane
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST FBO DAVID STERN

Trust fbo David Stern

By:	/s/ Jonathan Stern
Jonathan Stern, Trustee

Address:

38 Taylor Lane
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST U/W/O LENORE O. STERN

Trust u/w/o Lenore O. Stern

By:	/s/ James A. Stern
James A. Stern, Trustee

Address:

38 Taylor Lane
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

TRUST FBO PETER STERN

Trust fbo Peter Stern

By:	/s/ Jonathan Stern
Jonathan Stern, Trustee

Address:

38 Taylor Lane
Harrison, NY 10528

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

PETER NEUWIRTH TRUST DTD 12/9/91

Peter Neuwirth Trust dtd 12/9/91

By:	/s/ Peter H. Neuwirth
Peter H. Neuwirth, Trustee

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DOUGLAS HAMPSON

/s/ Douglas Hampson
Douglas Hampson

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JAMES R. WILCOX

/s/ James R. Wilcox
James R. Wilcox

Address:

1297 Sherborne Lane
Powell, OH 43065

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

PATRICIA NEUWIRTH DTD 2/5/91

Patricia Neuwirth dtd 2/5/91

By:	/s/ Patricia Neuwirth
Patricia Neuwirth, Trustee

Address:

479 Cuesta Way
Los Angeles, CA 90077

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DAVID L. MAHONEY AND WINNIFRED C. ELLIS 1998 TRUST DTD 6/25/98

David L. Mahoney and Winnifred C. Ellis 1998 Trust dtd 6/25/98

By:	/s/ David Mahoney
Name:	David Mahoney
Title:	Trustee

Address:

121 Jordan Ave.
San Francisco, CA 94118

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JEFFREY P. HUGHES

/s/ Jeffrey P. Hughes
Jeffrey P. Hughes

Address:

1040 Fifth Avenue
New York, NY 10028

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

THE LIEBERTHAL TRUST DTD 3/23/99

The Lieberthal Trust dtd 3/23/99

By:	/s/ Gary B. Lieberthal
Gary B. Lieberthal, Trustee

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

HOWARD & MARCIE ZELIKOW LIVING TRUST DTD 5/30/07

Howard & Marcie Zelikow Living Trust dtd 5/30/07

By:	/s/ Howard M. Zelikow
Howard M. Zelikow, Trustee

Name:	/s/ Marcie P. Zelikow
Marcie P. Zelikow

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

RUDNICK LIVING TRUST DTD 7/22/91

Rudnick Living Trust dtd 7/22/91

By:	/s/ Allan M. Rudnick
Allan M. Rudnick, Trustee

By:	/s/ Paula Rudnick
Paula Rudnick, Trustee

Address:

531 Barnaby Road
Los Angeles, CA 90077

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

WILLIAM A. GOLDSTEIN

/s/ William A. Goldstein
William A. Goldstein

Address:

8 Stillman Lane
Pleasantville, NY 10570

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LAWRENCE S. COBEN

/s/ Lawrence S. Coben
Lawrence S. Coben

Address:

40 West 22nd Street, # 11
New York, NY 10010

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LEVINE-ZACHARIUS LIVING TRUST DTD 11/17/1989

Levine-Zacharius Living Trust dtd 11/17/1989

By:	/s/ David O. Levine
David O. Levine, Trustee

By:	/s/ Sherrie L. Zacharius
Sherrie L. Zacharius

Address:

10347 Tennessee Ave
Los Angeles, CA 90064

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

DOUGLAS A. & LORI A. SCHUR FAMILY TRUST DTD 5/1/97

Douglas A. & Lori A. Schur Family Trust dtd 5/1/97

By:	/s/ Douglas A. Schur
Douglas A. Schur, Trustee

By:	/s/ Lori A. Schur
Lori A. Schur, Trustee

Address:

26717 Mont Calabasas Drive
Calabasas, CA 91302

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

SASQUA FIELDS PARTNERS, LLC
a Delaware limited liability company

By:	/s/ James W. Meyer
Name:	James W. Meyer, as a Managing Director

By:	/s/ David T. Kercher
Name:	David T. Kercher, as a Managing Director

Address:

c/o Sasqua Fields Management LLC
236 Main Street, P.O. Box 621
Southport, CT 06890-0621

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

SILVERS LIVING TRUST DTD 2/11/04

Douglas A. & Lori A. Schur Family Trust dtd 5/1/97

By:	/s/ Craig Silvers
Name:	Craig Silvers
Title:	Trustee

By:	/s/ Jeannine Vanian
Name:	Jeannine Vanian
Title:	Trustee

Address:

10559 Cheviot Drive
Los Angeles, CA 90064

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LEVINE FAMILY INVESTMENT, LP

a Delaware limited partnership

By:	/s/ David O. Levine
Name:	David O. Levine
Title: a General Partner

By:	/s/ Alan Levine
Name:	Alan Levine
Title: a General Partner

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

MARILYN S. MOSCRIP

/s/ Marilyn S. Moscrip
Marilyn S. Moscrip

Address:

1026 E. Elizabeth
Pasadena, CA 91104

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

SCOTT RACINE

/s/ Scott Racine
Scott Racine

Address:

4332 Empress Avenue
Encino, CA 91436

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

JOSEPH E. PARZICK

/s/ Joseph E. Parzick
Joseph E. Parzick

Address:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

WILLIAM DAVID WALTERS

/s/ William David Walters
William David Walters

Address:

410 Route O
Everton, MO 65646

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

LYNN HORN AND MITCHELL CAGNER JTWROS

Lynn Horn and Mitchell Cagner JTWROS

By:	/s/ Lynn Horn /s/ Mitchell Cagner
Name:	Lynn Horn Mitchell Cagner
Title:

Address:

59 Wooleys Lane
Great Neck, NY 11023

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AMENDED AND RESTATED FEE AND REIMBURSEMENT AGREEMENT]

Annex I

Guarantor	Initial Guarantee Amount	Initial Pro-Rata Percentage[1]	Additional Obligation	Amended Guarantee Amount	Amended Pro-Rata Percentage[2]	Second Amended Guarantee Amount	Second Amended Pro-Rata Percentage[3]	Third Amended Guarantee Amount	Third Amended Pro-Rata Percentage[4]
MidOcean Partners III, L.P.	$12,988,500	32.47%	6,493,099.70	19,481,599.70	32.47	$19,543,446.05	32.57%	$20,316,525.40	32.51%
MidOcean Partners III-A, L.P.	$6,904,800	17.26%	3,452,394.60	10,357,194.60	17.26	$10,390,074.58	17.32%	$10,801,074.37	17.28%
MidOcean Partners III-D, L.P	$1,106,700	2.77%	554,505.70	1,661,205.70	2.77	$1,666,479.37	2.78%	$1,732,400.23	2.77%

Mid Ocean Sub-Total	$21,000,000	52.5%		31,500,000	52.5%	$31,600,000	52.67%	$32,850,000	52.56%
Dick Kassar	$400,000	1.00%	200,000	600,000	1.00	$700,000	1.17%	$741,750.00	1.19%
Richard Thompson	$600,000	1.50%	—	600,000	1.00	$300,000	0.50%	$300,000	0.48%

Management Sub-Total	$1,000,000	2.50%		1,500,000	2.00%	$1,000,000	1.67%	$1,041,750	1.67%
Richard and Suzanne Kayne Living Trust u/t/d 1/14/99	$5,032,286	12.58	2,516,139	7,548,425	12.58			$7,869,926	12.59%
Norris Trust dtd 6/18/02	$2,677,730	6.69	1,338,865	4,016,595	6.69	$4,116,595	6.86%	$4,287,670	6.86%
Michael Targoff & TGI Holdings, LLC	$1,373,795	3.43	686,898	2,060,693	3.43			$2,155,047	3.45%
Armstrong rust dtd 9/14/00	$1,200,000	3.00	900,000	2,100,000	3.50			$2,196,154	3.51%
David J. Shladovsky	$1,000,000	2.50	500,000	1,500,000	2.50			$1,563,888	2.50%
Mohn Family Trust	$892,029	2.23	446,015	1,338,044	2.23			$1,399,310	2.24%
James Stern, Trust fbo David Stern, Trust u/w/o Lenore O. Stern, Trust fbo Peter Stern	$887,779	2.22	443,890	1,331,669	2.22			$1,392,643	2.23%
Peter Neuwirth Trust dtd 12/9/91	$662,056	1.66	331,028	993,084	1.66			$1,038,555	1.66%
Douglas Hampson	$552,780	1.38	276,390	829,170	1.38			$867,136	1.39%
James R. Wilcox	$547,300	1.37	273,650	820,950	1.37			$858,539	1.37%
Patricia Neuwirth dtd 2/5/91	$492,250	1.23	246,125	738,375	1.23			$772,183	1.24%
David L. Mahoney and Winnifred C. Ellis 1998 Trust dtd 6/25/98	$419,410	1.05	209,705	629,115	1.05			$657,921	1.05%
Jeffrey P. Hughes	$355,188	0.89	177,594	532,782	0.89			$557,177	0.89%
The Lieberthal Trust dtd 3/23/99	$329,608	0.82	164,804	494,412	0.82			$517,050	0.83%
Howard & Marcie Zelikow Living Trust dtd 5/30/07	$305,081	0.76	152,541	457,622	0.76			$478,575	0.77%
Rudnick Living Trust dtd 7/22/91	$250,000	0.63	125,000	375,000	0.63			$392,170	0.63%
William A. Goldstein	$150,374	0.38	75,187	225,561	0.38			$235,889	0.38%
Lawrence S. Coben	$122,910	0.31	61,455	184,365	0.31			$192,807	0.31%
Levine-Zacharius Living Trust dtd 11/17/1989	$122,454	0.31	61,227	183,681	0.31			$192,091	0.31%
Douglas A. & Lori A. Schur Family Trust dtd 5/1/97	$112,427	0.28	56,214	168,641	0.28			$176,363	0.28%
Sasqua Fields Partners, LLC	$100,000	0.25	—	100,000	0.17			$104,579	0.17%
Silvers Living Trust dtd 2/11/04	$75,000	0.19	87,500	162,500	0.27			$169,940	0.27%
Levine Family Investment, LP	$66,758	0.17	33,379	100,137	0.17			$104,722	0.17%
Marilyn S. Moscrip	$60,261	0.15	30,131	90,392	0.15			$94,531	0.15%
Scott Racine	$39,935	0.10	19,968	59,903	0.10			$62,646	0.10%
Joseph E. Parzick	$140,030	0.35	70,015	210,045	0.35			$219,662	0.35%
William David Walters	$23,247	0.06	11,624	34,871	0.06			$36,468	0.06%
Lynn Horn	$9,312	0.02	4,656	13,968	0.02			$14,608	0.02%

Freshpet Investors Sub-total	$18,000,000	45%	9,000,000	$27,000,000	45.5%	$28,608,250	45.66%	$28,608,250	45.77%
Total All Guarantees	$40,000,000	100%		$60,000,000	100%	$60,000,000	100.00%	$62,500,000	100%

1	Effective from June 8, 2012 through April 14, 2013
2	Effective from April 15, 2013 through September 29, 2013
3	Effective from September 30, 2013
4	Effective from April [ ], 2014